UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    February 24, 2015

NEW WESTERN ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-54343

Nevada	26-3640580
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1140 Spectrum, Irvine, CA 92618
(Address of Principal Executive Offices, Including Zip Code)

(949) 435-0977
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause New Western Energy Corporation’s (“NWE”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe NWE’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. NWE’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, NWE undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 7- Regulation FD

Item 7.01 Regulation FD Disclosure

On February 24, 2015, New Western Energy Corporation (“New Western Energy”) issued a press release announcing that it has signed a Securities Purchase Agreement (the "Agreement") with Fodere Titanium Limited , a U.K based company ("Fodere") that holds the exclusive worldwide rights to extraction technologies designed in conjunction with a prominent English university that allow for the zero waste recovery of high-grade titanium dioxide (TiO2), high-purity vanadium (V), high carbon steel and other high-value elements from either tailings stockpiles or direct mineral deposits. The Agreement sets forth the principal terms of the transaction regarding the sale to Fodere of 5,000,000 shares of common stock of NWE, plus a 49% interest in NWE's wholly-owned subsidiary, New Western Mineral Extraction, Inc. ("NWME"), a Nevada corporation, in exchange for (a) the grant by Fodere of an exclusive license to a patent for the extraction of minerals from tailings in the United States and (b) a 10% interest in the revenues from the exploitation of the patent worldwide by Fodere, other than the United States.

A copy of the news release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

This disclosure does not constitute an offer to sell, or the solicitation to buy, any such security.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.8	Securities Purchase Agreement dated February 19, 2015 between the Registrant and Fodere Titanium Limited.
99.1	News Release dated February 24, 2015.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

New Western Energy Corporation

Date: February 26, 2015	By:	/s/ Javan Khazali
Javan Khazali President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.8	Securities Purchase Agreement dated February 19, 2015 between the Registrant and Fodere Titanium Limited.
99.1	News Release dated February 24, 2015.